FS ENERGY & POWER FUND
A Business Development Company



Case Study

Fortune Creek Co-Invest I L.P. Investment

FS Energy & Power Fund invests $22.6 million in a midstream asset with an expected 15% contractual return.[1]

FS Energy & Power Fund (FSEP) is a business development company that invests primarily in securities of private energy companies. This case study describes Fortune Creek, one of the Fund's holdings.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. **This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which it relates. A copy of the prospectus must be made available to you in connection with this offering.**

[1] There can be no assurance that FSEP will receive the stated contractual return. The counterparty may, for example, fail to honor its obligation under the contract.

Case Study

Fortune Creek Co-Invest I L.P. Investment

The Need – About Quicksilver and Fortune Creek

Quicksilver Resources (NYSE: KWK), is a Forth Worth-based natural gas and oil exploration production company. In October 2011, Quicksilver sought financing for the development of their assets in the Horn River Basin, located in British Columbia, Canada and did not want to take on additional debt to finance the construction costs.

FSEP participated in an investment solution that was sensitive to Quicksilver's financing needs yet still met FSEP's investment objectives of providing investors with a base credit return (current income) and the potential for upside.

The Structure

Quicksilver operates gas pipelines in the Horn River Basin. These hard assets and associated income streams serve as collateral for FSEP's investment. Quicksilver agreed to contribute its existing Horn River pipeline assets to a new subsidiary called Fortune Creek. FSEP then invested $22.6 million in Fortune Creek. The investment, while structured as equity for Quicksilver's purposes, carries "debt-like" features to provide FSEP with the desired base credit return and potential for upside participation.

Investment Structure



Quicksilver Resources
NYSE: KWK
FS ENERGY & POWER FUND
A Business Development Company
Horn River Pipeline
Contributed Assets
$22.6 M
Investment
15% Contractual IRR
Partial Pipeline Ownership
Fortune Creek
Co-Invest I



Sub-Sector:
Midstream

Portfolio Weighting:
3.2%
as of December 31, 2012

The Protection – Base Credit Return

- Pipelines serve as energy "toll roads" since they collect revenue primarily based on the volume of oil or gas flowing through their networks. FSEP receives the "tolls," or income, from the pipelines Quicksilver contributed to Fortune Creek.
- Quicksilver also guaranteed Fortune Creek minimum payments for gas deliveries through the pipeline for a period of 10 years regardless of the actual usage, referred to as a take-or-pay-contract. This tailor-made investment structure provides FSEP with a baseline income stream so long as Quicksilver honors its obligation, of which there can be no guarantee.
- FSEP's investment receives all income generated by Fortune Creek until the investment is fully paid back and receives a 15% internal rate of return (IRR) each year. This is referred to as a priority return. If Fortune Creek does not generate sufficient income, the projected return may not be achieved.
- In addition, Quicksilver has committed to invest at least $100 million per year towards further developing the production capabilities of the Horn River Basin. This additional development helps to ensure the pipeline will be heavily utilized in the years to come.
- Fortune Creek is restricted from incurring debt without approval from the equity shareholders.

One potential source of increased demand is the **Asian energy markets.**

The Participation – Equity Upside

To the extent Fortune Creek's pipelines experience higher-than-anticipated volumes (collect more tolls than expected), FSEP participates in the upside through the Fund's portion of ownership in Fortune Creek. One potential source of increased demand is the Asian energy markets, where gas prices are higher than they are in North America.

The Bottom Line

Through thoughtful deal structuring and prudent risk management, FSEP provided the capital critical to Quicksilver's growth while creating a unique investment structure best suited to achieve FSEP's investment objective of receiving a base credit return with upside.

Risk Factors:

As with any investment there are risks associated with the transaction. Some of the risks specific to this transaction include:

- If Quicksilver fails to honor its obligations pursuant to the take-or-pay contract FSEP may not achieve its projected returns.
- Developing and producing natural gas in the Horn River Basin could prove to be uneconomical due to adverse future market conditions. This means that FSEP's return would be adversely impacted.

An investment in the common shares of FSEP involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common share involves, however, you should carefully consider all of the information found in the section of our prospectus entitled "Risk Factors" before deciding to invest in our common shares.

- Because there is no public trading market for our common shares and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your common shares. While we intend to conduct quarterly tender offers for our common shares, only a limited number of our common shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time.
- The amount of any distributions we may make is uncertain. Our distribution proceeds have exceeded, and in the future may exceed, our net investment income, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes.
- Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of energy and power companies. The revenues, income (or losses) and valuations of energy and power companies can fluctuate suddenly and dramatically due to a number of environmental, regulatory, political and general market risks, which will impact our financial performance.
- An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.
- Investing in small and middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We have borrowed funds to make investments, which increases the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.
- This is a "best efforts" offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.
- This sales and advertising material is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the SEC, the Attorney-General of the State of New York nor any other state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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FS Energy & Power Fund is sponsored by Franklin Square Capital Partners, a national distributor and sponsor of alternative investment products for the investing public. Franklin Square distributes its sponsored financial products to the broker-dealer community through its affiliated wholesaling broker-dealer, FS[2] Capital Partners, LLC (Member FINRA/SIPC).

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